Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Enterprise Fleet Financing 2025-4, LLC (the “Issuer”) Enterprise Fleet Management, Inc. (the “Sponsor”) 600 Corporate Park Drive St. Louis, Missouri 63105	29 September 2025

Re:	Enterprise Fleet Financing 2025-4, LLC Series 2025-4 Asset Backed Notes (the “Notes”) Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Issuer, Sponsor, RBC Capital Markets, LLC, HSBC Securities (USA) Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of leases (the “Leases”) and the vehicles subject to those Leases relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Issuer, provided us with, or instructed us to obtain, as applicable:
a.
An electronic data file labeled “2025-4 DATA_TAPE.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Sponsor, on behalf of the Issuer, indicated contains information as of 31 August 2025 (the “Cutoff Date”) relating to certain leases and the vehicles subject to those leases,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.
The master equity lease agreement, master walkaway lease agreement, assignment and assumption agreement, open-end lease agreement, unlimited guaranty and any corresponding amendments or addendums or other related documents (collectively and as applicable, the “Master Lease Agreement”),

ii.	Certain printed screen shots from the Sponsor’s servicing system (the “System Screen Shots”),
iii.	The credit review file (the “Credit Review File”),
iv.
The certificate of title and corresponding affidavit of correction, as applicable, certificate of origin for a vehicle, vehicle record, electronic title, certificate of vehicle registration, VTR inquiry, CVR inquiry report, application for registration of new vehicle, motor vehicle registration, multi-purpose application, current title, application to title, vehicle registration inquiry report, purchase order, registered owner’s assignment/dealer’s reassignment of title to a motor vehicle, original motor vehicle title receipt, registration certificate or other related documents (collectively and as applicable, the “Title”) and

v.
The vehicle or equipment certificate of insurance, certificate of liability insurance, evidence of property insurance, evidence of property coverage, self‑insurance addendum to the Master Lease Agreement, liability and property coverage certificate, certificate of property insurance, certificate of coverage, certificate of insurance, certificate of pool coverage, business auto policy, insurance policy, certificate of liability coverage, lessor evidence of insurance, statement of self-insurance, lessor – additional insured and loss payee, additional insured (lessor) with loss payable clause, loss payable addendum, intergovernmental risk pool certificate of coverage, risk management fund interlocal agreement, insurance letter, insurance lender inquiry, memorandum of insurance, municipal vehicle program verification letter, Section 11(a) of the Master Lease Agreement and/or other related documents (collectively and as applicable and available, the “Insurance Source Documents”)

that the Sponsor, on behalf of the Issuer, indicated relate to the Sample Leases (as defined in Attachment A) (as available),
c.
A schedule and the corresponding record layout and decode information, as applicable (the “Accumulated Depreciation Schedule,” together with the Source Documents, the “Sources”), that the Sponsor, on behalf of the Issuer, indicated contains the monthly accumulated depreciation amounts for Sample Lease Number (as defined in Attachment A) 26,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Base Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Base Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A.  The Issuer is responsible for the Subject Matter, Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Data File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Base Leases (as defined in Attachment A) or Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Leases,
iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

29 September 2025

Attachment A Page 1 of 3
Procedures performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Issuer, we removed the information corresponding to the leases and the vehicles subject to those leases from the Data File with a financial issuance description (FIN_ISS_DSC) other than “Base $1.25B,” as shown on the Data File.

The Data File, as adjusted, is hereinafter referred to as the “Base Data File.”  The Sponsor, on behalf of the Issuer, indicated that the leases and the vehicles subject to those leases on the Base Data File are the “Base Leases” and are expected to be representative of the Leases.

2.
As instructed by the Sponsor, on behalf of the Issuer, we randomly selected a sample of 150 Base Leases from the Base Data File (the “Sample Leases”).  For the purpose of this procedure, the Sponsor, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Base Data File.

For the purpose of the procedures described in this report, the 150 Sample Leases are referred to as Sample Lease Numbers 1 through 150.

3.	For each Sample Lease, we:

a.
Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Base Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the corresponding Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Sponsor, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was found to be in agreement.

b.
Observed that the corresponding Master Lease Agreement contained a signature in the lessee signature section of such Master Lease Agreement.  We performed no procedures to determine the validity of the signature contained in the lessee signature section of such Master Lease Agreement.

c.
Observed that the corresponding Credit Review File contained either a line of credit authorization form or an addendum to the line of credit authorization form that had an (i) approval and (ii) electronic signature.  We performed no procedures to determine the validity of the approval or electronic signature contained in such Credit Review File.

Attachment A Page 2 of 3
d.
Compared the final approval date, as shown in the corresponding Credit Review File, to the Cutoff Date, and, except for the Sample Leases listed on Exhibit 2 to Attachment A, observed that the final approval date, as shown in such Credit Review File, occurred during the 12 month period ending on and including the Cutoff Date.

e.
Observed, as applicable, that Enterprise FM Trust or, for Sample Leases with a Title from the state of Nebraska, Enterprise FM Inc, was the named party listed as owner name, name of purchaser, name of lessor, buyer’s name or, for Sample Leases with a Title from the state of Oregon, security interest holder/lessor name, all as shown in the corresponding Title, all of which the Sponsor, on behalf of the Issuer, indicated is the “Owner.”

f.
Observed the loss payee name for physical damage insurance and additional insured name for liability insurance in the corresponding Insurance Source Documents (as applicable and available) or corresponding System Screen Shots (as applicable) listed below, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Issuer, described in the succeeding paragraph(s) of this Item.  We also observed in such Insurance Source Documents (as applicable and available) or System Screen Shots (as applicable), that:

i.
122 of the Sample Leases have Insurance Source Documents that indicate physical damage and liability insurance coverage and identify “Enterprise FM Trust” as both the loss payee and additional insured,

ii.
Eight (8) of the Sample Leases have Insurance Source Documents that indicate the lessee being self-insured for physical damage and that indicate liability insurance coverage and identify “Enterprise FM Trust” as the additional insured,

iii.
Eight (8) of the Sample Leases have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for both physical damage and liability and that indicate the amount of physical damage insurance and liability insurance that is billed each month,

iv.
Six (6) of the Sample Leases have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for only physical damage and that indicate the amount of physical damage insurance that is billed each month and have Insurance Source Documents that indicate liability insurance coverage and identify “Enterprise FM Trust” as the additional insured,

v.
Three (3) of the Sample Leases have Insurance Source Documents that indicate physical damage and liability insurance coverage and identify “Enterprise FM Trust” as the loss payee.  We were unable to observe an additional insured for these Sample Leases.  The Sponsor, on behalf of the Issuer, indicated that these Sample Leases’ Insurance Source Documents do not list “Enterprise FM Trust” as the additional insured because the lessees are government entities.  We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer, described in the preceding sentence,

Attachment A Page 3 of 3
vi.	Two (2) of the Sample Leases have Insurance Source Documents that indicate the lessee being self-insured for both physical damage and liability and
vii.
One (1) of the Sample Leases has Insurance Source Documents that indicate physical damage and liability insurance coverage and identify “Enterprise FM Trust” as the additional insured.  We were unable to observe a loss payee for this Sample Lease.

We performed no procedures to determine the accuracy, completeness or reasonableness of the information described in this Item that is contained in the Insurance Source Documents or System Screen Shots (as applicable).

For the purpose of these procedures for Sample Leases that have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for both physical damage insurance and liability insurance, the Sponsor, on behalf of the Issuer, indicated “EHI Physical Damage Plan and Liability Plan” is the loss payee name and additional insured name.

For the purpose of these procedures for Sample Leases that have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for physical damage insurance only, the Sponsor, on behalf of the Issuer, indicated “EHI Physical Damage Plan” is the loss payee name.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by the Sponsor, on behalf of the Issuer, described in this Item.

Exhibit 1 to Attachment A Page 1 of 4
Sample Characteristics and Sources

Sample Characteristic	Base Data File Field Name	Source(s)

Unit number	UNIT_NBR	System Screen Shots
Client number	CLIENT_NUMBER	System Screen Shots
Legal name of the lessee	CLIENT_NAME	System Screen Shots
Vehicle make	VEHICLE_MAKE	System Screen Shots
Vehicle model	VEHICLE_MODEL	System Screen Shots
Vehicle type	VEH_TYPE_NAME	System Screen Shots
Contract type	LEASE_TYPE	System Screen Shots
Lease term	TERM	System Screen Shots
Interest percentage	INT_PCT	System Screen Shots
Interest adjustment percentage	INT_ADJ_PCT	System Screen Shots
Vehicle residual value	RESIDUAL_VALUE_AMOUNT	(a) System Screen Shots and recalculation or (b) System Screen Shots, Accumulated Depreciation Schedule and recalculation
Vehicle capitalized cost	CAP_COST_AMOUNT	System Screen Shots
Client industry	BUSN_TYPE_DESC	System Screen Shots

Notes:

i.	The unit number Sample Characteristic is for identification purposes only.

ii.
The Sponsor, on behalf of the Issuer, indicated that for certain Sample Leases (the “Affiliate Sample Leases”), the lessee is identified in the System Screen Shots as a sub-customer of a master customer (the “Master Customer”).  For the purpose of comparing the client number Sample Characteristic for each Affiliate Sample Lease, the Sponsor, on behalf of the Issuer, instructed us to use the client number corresponding to the Master Customer, as shown in the System Screen Shots.

Exhibit 1 to Attachment A Page 2 of 4
iii.
For the purpose of comparing the legal name of the lessee Sample Characteristic for each Sample Lease (except for Affiliate Sample Leases), the Sponsor, on behalf of the Issuer, instructed us to ignore differences that appear to be due to abbreviations, hyphenations, truncations, punctuation, legal entity descriptors or additional words or descriptions.

For the purpose of comparing the legal name of the lessee Sample Characteristic for each Affiliate Sample Lease, the Sponsor, on behalf of the Issuer, instructed us to:
a.	Use the legal name of the Master Customer, as shown in the System Screen Shots, and
b.	Ignore differences that appear to be due to abbreviations, hyphenations, truncations, punctuation, legal entity descriptors or additional words or descriptions.

iv.	For the purpose of comparing the contract type Sample Characteristic, the Sponsor, on behalf of the Issuer, indicated that:
a.	A contract type of “Type N,” as shown in the System Screen Shots, corresponds to a closed term lease (the “Closed Term Sample Leases”) and
b.	A contract type of “Type E,” as shown in the System Screen Shots, corresponds to an open term lease (the “Open Term Sample Leases”).

v.
The Sponsor, on behalf of the Issuer, indicated that certain of the System Screen Shots contained account activity that occurred after the Cutoff Date.  For the purpose of comparing the lease term, vehicle residual value and vehicle capitalized cost Sample Characteristics, the Sponsor, on behalf of the Issuer, instructed us to only consider account activity that occurred on or prior to two business days after the Cutoff Date.  The Sponsor, on behalf of the Issuer, indicated that modifications made within two business days after the Cutoff Date become effective as of the Cutoff Date in their system.  We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer.

vi.	The Sponsor, on behalf of the Issuer, instructed us not to compare the interest adjustment percentage Sample Characteristic for any Closed Term Sample Leases.

Exhibit 1 to Attachment A Page 3 of 4
vii.
For the purpose of comparing the vehicle residual value Sample Characteristic for each Sample Lease (except for Sample Lease Number 26) (subject to the additional instruction(s) provided by the Sponsor, on behalf of the Issuer, described in the succeeding paragraph(s) of this note), the Sponsor, on behalf of the Issuer, instructed us to recalculate the vehicle residual value by subtracting the:

a.	Product of:
i.	The monthly depreciation amount and
ii.	The difference between the lease term and months in service
from
b.	Sum of the unit delivered price and accumulated depreciation reserve, all as shown in the System Screen Shots.

For the purpose of comparing the vehicle residual value Sample Characteristic for Sample Lease Number 26 (subject to the additional instruction(s) provided by the Sponsor, on behalf of the Issuer, described in the succeeding paragraph(s) of this note), the Sponsor, on behalf of the Issuer, instructed us to recalculate the vehicle residual value by subtracting the:
a.	Product of the:
i.	Unit delivered price, as shown in the System Screen Shots,
ii.	Depreciation percent, as shown in the System Screen Shots, and
iii.	Difference between the lease term, as shown in the System Screen Shots, and months in service, as shown on the Accumulated Depreciation Schedule, from
b.	Sum of the:
i.	Unit delivered price, as shown in the System Screen Shots, and
ii.	Sum of the depreciation amounts for each corresponding month in service, as shown on the Accumulated Depreciation Schedule.

For the purpose of the recalculation procedure described immediately above, the Sponsor, on behalf of the Issuer, instructed us to include any prorated depreciation amounts occurring as of the Cutoff Date, as shown on the Accumulated Depreciation Schedule, but not to consider the corresponding month of a prorated depreciation amount as a month in service.

For the purpose of the procedures described in this note, the Sponsor, on behalf of the Issuer, instructed us to ignore differences of +/‑ $2.00 or less.

For the avoidance of doubt with respect to the recalculations described above, the accumulated depreciation reserve and the sum of the depreciation amounts, as shown in the System Screen Shots or Accumulated Depreciation Schedule, as applicable, are negative values, and the recalculations described above reduce the unit delivered price by such accumulated depreciation reserve or sum of the depreciation amounts, as applicable.

Exhibit 1 to Attachment A Page 4 of 4
viii.
For the purpose of comparing the client industry Sample Characteristic for each Affiliate Sample Lease, the Sponsor, on behalf of the Issuer, instructed us to use the client industry corresponding to the Master Customer, as shown in the System Screen Shots.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, described in the notes above.

Exhibit 2 to Attachment A

Credit Review File Final Approval Dates More Than 12 Months Prior to the Cutoff Date

Sample Lease Number	Final Approval Date
5	5/21/2024
21	8/28/2024
25	7/16/2024
34	7/23/2024
39	8/27/2024
41	8/27/2024
58	8/15/2024
101	7/23/2024
125	8/29/2024
128	7/19/2024
149	7/23/2024

Note:

The Sponsor, on behalf of the Issuer, indicated that their credit and collection policy allows them to utilize a combination of objective measurements, subjective considerations and controls to determine when or if a credit review is necessary.  The Sponsor, on behalf of the Issuer, indicated that while most clients are assigned a credit review date that is intended to result in an annual credit review, such date is not a defined date for performing a credit review.  Additionally, the Sponsor, on behalf of the Issuer, indicated that credit personnel can use judgment to determine if a review is necessary or if it can be deferred and that common items they might consider include (but are not limited to):
a.	Whether or not the client plans to place additional orders over the next year and/or whether the expected timing of those additional orders allows for the credit review to be deferred,
b.	The level of risk inherent with the client’s fleet,
c.	How long they have been a client,
d.	Whether the latest financial information may be reviewed without performing a complete credit review (if the credit file is for a public company) and
e.	Whether the client has been placed on credit hold or order hold.

We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer, described above.